SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                      December 10, 2004 (December 6, 2004)


                          Trinity Learning Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State of Other Jurisdiction of Incorporation)


                 0-8924                                73-0981865
        (Commission File Number)            (IRS Employer Identification No.)


           1831 Second Street
          Berkeley, California                           94710
(Address of Principal Executive Offices)              (Zip Code)


                                 (510) 540-9300
               (Registrant's Telephone Number, Including Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Change in Registrant's Certifying Accountant

     On December 6, 2004, Trinity Learning Corporation (the "Registrant") notified BDO Spencer Steward ("BDO-SA") of its decision to dismiss BDO-SA as its independent auditors. The decision to change auditors was approved by the Audit Committee of the Registrant's Board of Directors.

     BDO-SA, audited the Registrant's financials statements for the fiscal year ended June 30, 2004. BDO-SA's auditor's report for the year ended June 30, 2004 contained a separate paragraph stating, "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14 to the financial statements, the Company has suffered losses from operations and has negative working capital. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as so noted, BDO-SA's report for this period did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the period ended June 30, 2004, there were no disagreements or reportable events between the Registrant and BDO-SA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO-SA, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports, through the date of this report.

     The Registrant has provided BDO-SA with a copy of the foregoing disclosures. A letter from BDO-SA addressed to the Securities & Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K and states that BDO-SA agrees with such disclosure.

     BDO-SA audited the financial statements for the years ended June 30, 2003 and 2004 for IRCA (Proprietary) Limited ("IRCA"), a South African company, in which the Registrant, through its wholly owned subsidiary, Danlas Limited, a British Virgin Islands company, owns 51% of the issued and outstanding shares of IRCA. The Registrant understands that BDO-SA will continue to serve as IRCA's independent auditor.


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


Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          16.1 Letter from BDO Spencer Steward.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITY LEARNING CORPORATION



Date: December 10, 2004                     By: /s/ Douglas Cole
                                                ------------------------------
                                                    Douglas Cole,
                                                    Chief Executive Officer



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